SCHEDULE 14A

                     SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                Exchange National Bancshares, Inc.
         (Name of Registrant as Specified In Its Charter)

_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction
          applies:
     _________________________________________________________________

     2)   Aggregate number of securities to which transaction
          applies:
     _________________________________________________________________

     3)   Per unit price or other underlying value of transaction
          computed pursuant to Exchange Act Rule 0-11 (set forth
          the amount on which the filing fee is calculated and
          state how it was determined):
     _________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
     _________________________________________________________________

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     ____________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
     ____________________________________________________________

     3)   Filing Party:
     ____________________________________________________________

     4)   Date Filed:
     ____________________________________________________________

                          April 30, 1997


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Exchange National Bancshares, Inc., to be held at The Exchange National Bank of Jefferson City's facility, located at 3701 West Truman Boulevard, Jefferson City, Missouri, on Wednesday, June 11, 1997, commencing at 9:00 a.m., local time. The business to be conducted at the meeting is described in the accompanying Notice of Annual Meeting and Proxy Statement. In addition, there will be an opportunity to meet with members of senior management and review the business and operations of the Company.

     Your Board of Directors joins with me in urging you to attend the meeting. Whether or not you plan to attend the meeting, however, please sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.


                                        Sincerely yours,


                                        Donald L. Campbell
                                        Chairman of the Board
                                            and President

                EXCHANGE NATIONAL BANCSHARES, INC.
                       132 EAST HIGH STREET
                  JEFFERSON CITY, MISSOURI 65101

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON JUNE 11, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Exchange National Bancshares, Inc., a Missouri corporation (the "Company"), will be held at The Exchange National Bank of Jefferson City's facility, located at 3701 West Truman Boulevard, Jefferson City, Missouri, on Wednesday, June 11, 1997, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

     1. To elect two Class II directors to hold office for a term expiring at the 2000 Annual Meeting of the Shareholders of the Company and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

     2. To consider and act upon ratification and approval of the selection of the accounting firm of KPMG Peat
          Marwick LLP as the independent auditors of the Company for the year ending December 31,1997; and

     3. To transact such other business as properly may come before the meeting and any adjournment or adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on April 18, 1997 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.

     All shareholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, the Board of Directors of the Company solicits you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all shareholders are urged to be present in person or by proxy.

                              By Order of the Board of Directors


                              Donald L. Campbell
                              Chairman of the Board
                                 and President

April 30, 1997
Jefferson City, Missouri


     PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN
     IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT
     YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

                EXCHANGE NATIONAL BANCSHARES, INC.
                       132 EAST HIGH STREET
                  JEFFERSON CITY, MISSOURI 65101

                        __________________

                         PROXY STATEMENT
                        __________________

                  ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD JUNE 11, 1997

                        __________________

                           INTRODUCTION

     This Proxy Statement is being furnished to the shareholders of Exchange National Bancshares, Inc., a Missouri corporation (the "Company" or "Bancshares"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Wednesday, June 11, 1997, and at any adjournment or adjournments thereof (the "Annual Meeting"). The Annual Meeting will commence at 9:00 a.m., local time, and will be held at The Exchange National Bank of Jefferson City's facility located at 3701 West Truman Boulevard, Jefferson City, Missouri.

     The Company's principal executive offices are located at 132
East High Street, Jefferson City, Missouri, 65101.  This Proxy
Statement and the enclosed form of proxy were first mailed to the Company's shareholders on or about April 30, 1997.

PROXIES

     You are requested to complete, date and sign the enclosed form of proxy and return it promptly to the Company in the enclosed postage prepaid envelope. Shares represented by properly executed proxies will, unless such proxies previously have been revoked, be voted in accordance with the shareholders' instructions indicated in the proxies. If no instructions are indicated, such shares will be voted in favor of the election of the nominees for director named in this Proxy Statement, in favor of ratifying the selection of the accounting firm of KPMG Peat Marwick LLP as the Company's independent auditors for the current year, and, as to any other matter that properly may be brought before the Annual Meeting, in accordance with the discretion and judgment of the appointed proxies. A shareholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing written notice of revocation with the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

VOTING AT THE MEETING

     For purposes of voting on the proposals described herein, the presence in person or by proxy of shareholders holding a majority of the total outstanding shares of the Company's common stock, $1.00 par value, shall constitute a quorum at the Annual Meeting. Only holders of record of shares of the Company's common stock as of the close of business on April 18, 1997 (the
"Record Date"), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. As of the Record Date, 718,511 shares of the Company's common stock were issued and outstanding, except that 58,651 shares were held by the Company's wholly-owned subsidiary, The Exchange National
Bank of Jefferson City (the "Bank"), as sole trustee, sole executor or sole administrator and may not be voted in the election of directors. The remaining 659,860 shares of the Company's common stock are entitled to be voted at the Annual
Meeting. Each such share of common stock is entitled to one vote on each matter properly to come before the Annual Meeting.
Shares of common stock represented by a proxy which directs that the shares be voted to abstain or to withhold a vote on any matter will be counted in determining whether a quorum is present. Shares of common stock as to which there is a broker non-vote (i.e., when a broker holding shares for clients in street name is not permitted to vote on certain matters without instruction) also will be counted for quorum purposes. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

     Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy of shareholders and entitled to vote, at the Annual Meeting for that purpose. Shareholders do not have cumulative voting rights in the election of directors. The affirmative vote of a majority of the shares of the Company's common stock, represented in person or by proxy and entitled to vote at the Annual Meeting, is required for (i) the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent auditors, and (ii) the approval of such other matters as properly may come before the Annual Meeting or any adjournment thereof.

     A shareholder entitled to vote in the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors. In addition, a shareholder entitled to vote with respect to any other matters at the Annual Meeting may abstain from voting on such matters. With respect to the election of directors, votes withheld from one or more nominees will be excluded from the vote and will have no effect. Abstentions from the proposal to approve the ratification of the selection of the Company's independent auditors or any other proposal are treated as votes against the particular proposal. Broker non-votes on any proposal to be voted on at the Annual Meeting are treated as shares of common stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

SOLICITATION OF PROXIES

     This solicitation of proxies for the Annual Meeting is being made by the Company's Board of Directors. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. After the initial mailing of this Proxy Statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of the Company or the Bank. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of the Company's transfer agent, will be paid by the Company.

     A list of shareholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the registered office of the Company located at 132 High Street, Jefferson City, Missouri. The list also will be available at the Annual Meeting.

                              ITEM 1

                      ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS

     The Company's Board of Directors consists of seven directors. The Articles of Incorporation of the Company divides the Board of Directors into three classes of directors, with the directors serving staggered terms of three years and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The present terms of David R. Goller and James R. Loyd, the two directors in Class II, expire at this Annual Meeting. Directors in Class I (Charles G. Dudenhoeffer, Jr. and Phillip D. Freeman) and Class III (Donald L. Campbell, Kevin L. Riley and David T. Turner) have been elected to terms expiring at the time of the annual meeting of shareholders in 1999 and 1998, respectively.

     One of the purposes of this Annual Meeting is to elect two directors in Class II to serve for a three-year term expiring at the Annual Meeting of Shareholders in 2000 and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The Board of Directors has designated David R. Goller and James R. Loyd as the two nominees proposed for election at the Annual Meeting. Unless authority to vote for the nominees or a particular nominee is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election as directors of both nominees. In the event that one or both of the nominees should become unavailable for election, it is intended that the shares represented by the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors, unless the authority to vote for both nominees or for the particular nominee who has ceased to be a candidate has been withheld. Each of the nominees has indicated his willingness to serve as a director if elected, and the Board of Directors has no reason to believe that either nominee will be unavailable for election.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
ELECTION OF DAVID R. GOLLER AND JAMES R. LOYD AS CLASS II
DIRECTORS.

     The Company's Articles of Incorporation and Bylaws provide that advance notice of shareholder nominations for the election of directors must be given. With respect to this Annual Meeting, written notice of the shareholder's intent to make a nomination at the meeting must be received by the Company's Secretary at the Company's principal executive offices not later than the close of business on May 13, 1997. At future meetings of shareholders, notice of nominations or other business to be brought before the meeting must be delivered to the Company's Secretary at the Company's principal executive offices not less than 60 days (30 days in the case of nominations for the election of directors) prior to the first anniversary of the previous year's annual meeting. In the event that the date of the annual meeting of shareholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, however, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of (i) the 60th day (in the case of nominations, the 30th day) prior to such annual meeting or
(ii) the tenth day following the date on which public announcement of the date of such meeting is first made.

     The shareholder's notice of nomination must contain (i) the name and address of the nominating shareholder, of each person to be nominated and of the beneficial owner (as defined in the Articles of Incorporation), if any, on whose behalf the nomination is made, (ii) a representation that the nominating shareholder is the holder of record of the Company's common stock entitled to vote in the election of directors at the meeting and intends to appear at the meeting to nominate the person or persons specified in the notice, (iii) the number of shares of the Company's common stock owned beneficially and of record by the nominating shareholder and by each person to be nominated,
(iv) a description of all arrangements or understandings between the nominating shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (v) the consent of each nominee to serve as a director if so elected, and (vi) such other information regarding each nominee proposed by the nominating shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, as then in effect, if the Company were soliciting proxies for the election of such nominees. If no such notice has been received, the chairman of the Annual Meeting is entitled to refuse to acknowledge the nomination of any person which is not made in compliance with the foregoing procedure. The Board of Directors does not know if, and has no reason to believe that, anyone will attempt to nominate another candidate for director at this Annual Meeting.

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

          The following table sets forth certain information with respect to each person nominated by the Board of Directors for election as a Class II director at the Annual Meeting and each director whose term of office will continue after the Annual Meeting.

                          POSITION    POSITION    BANK/COMPANY
                          WITH THE    WITH THE      DIRECTOR
NAME               AGE    BANK        COMPANY       SINCE

NOMINEES

     CLASS II:  TERM TO EXPIRE IN 2000

David R. Goller    65     Director    Director      1975/1993

James R. Loyd      65     Director    Director      1974/1993

DIRECTORS CONTINUING IN OFFICE

     CLASS I:  TERM TO EXPIRE IN 1999

Charles G.         57     Senior Vice Senior Vice   1978/1993
Dudenhoeffer, Jr.         President,  President
                          Trust       and Director
                          Officer and
                          Director


Philip D. Freeman  43     Director    Director      1990/1993

     CLASS III:  TERM TO EXPIRE IN 1998

Donald L.          70     Chairman of President,    1967/1993
Campbell                  the Board   Chairman of
                          and         the Board
                          Director    and Director

Kevin L. Riley     41     Director    Director      1995/1995

David T. Turner    40     President   Senior Vice   1997/1997
                         and Director  President and
                                       Director

     The business experience during the last five years of each person nominated by the Board of Directors for election as a Class II director at the Annual Meeting and each director whose term of office will continue after the Annual Meeting is as follows:

     David R. Goller has served as a Director of the Bank since 1975 and of Bancshares since 1993. He has been an attorney with the law firm of Goller, Gardner & Feather, P.C. (formerly Goller & Associates, P.C.), Jefferson City, Missouri, counsel for the Bank, since 1975. Mr. Goller also serves on the Bank's Audit Committee.

     James R. Loyd has served as a Director of the Bank since 1974 and of Bancshares since 1993. He served as Executive Vice President of the Bank from 1974 until October 1996 and as Executive Vice President of Bancshares from 1993 until October 1996.

     Charles G. Dudenhoeffer, Jr. has served as a Director of the Bank since 1978 and of Bancshares since 1993. Mr. Dudenhoeffer has served as Vice President and Trust Officer of the Bank from 1974 until June 1992, when he became Senior Vice President and Trust Officer. He has served as Senior Vice President of Bancshares since 1993.

     Philip D. Freeman has served as a Director of the Bank since
1990 and of Bancshares since 1993. He has been the Owner/Manager of Freeman Mortuary, Jefferson City, Missouri since 1987. Mr.
Freeman also serves on the Bank's Audit Committee.

     Donald L. Campbell has served as a Director of the Bank since 1967 and of Bancshares since 1993. He was named Chairman of the Bank in 1990 and of Bancshares in 1993. Mr. Campbell has served as President of the Bank from 1971 until December 1996 and of Bancshares since 1993.

     Kevin L. Riley has served as a Director of the Bank since 1995 and of Bancshares since 1995. He has been co-owner of Riley Chevrolet, Inc. and Riley Oldsmobile, Cadillac, Inc., each a Jefferson City, Missouri automobile dealership, since 1986 and 1992, respectively. Mr. Riley also serves on the Bank's Audit Committee.

     David T. Turner has served as a Director of the Bank and of Bancshares since January 1997. Mr. Turner has served as President of the Bank since January 1997 and as Senior Vice President of Bancshares since 1993. He served as Senior Vice President of the Bank from June 1992 through December 1996 and as Vice President from 1985 until June 1992.

     There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.

COMPENSATION OF DIRECTORS

     No compensation is paid to members of the Company's Board of Directors for service to the Company as such. All directors of the Company are also directors of the Bank, however, and in that capacity receive compensation from the Bank. The Bank currently pays each director $500 for each meeting of the Board held, other than telephone conference meetings. Each member of the Bank's Audit Committee receive $700 for each committee meeting held.

MEETINGS OF THE BOARD AND COMMITTEES

     During 1996 the Boards of Directors of the Company and the Bank held seven meetings and fourteen meetings, respectively. All directors attended at least 75% of the meetings of such Boards of Directors and the committees of such Boards of Directors on which they served which were held during 1996. It should be noted that the Company's directors discharge their responsibilities throughout the year, not only at such Board of Directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to the Company.

     There currently are no standing compensation, executive, nominating or other committees of the Company's Board of Directors, or committees performing similar functions of the Board. The Bank's Board of Directors, however, has established an Audit Committee as described below. There currently are no standing compensation, executive or nominating committees of the Bank's Board of Directors

     The Bank's Audit Committee assists the Bank's Board of Directors in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors, among others. The Audit Committee is responsible for apprising the Board of management's compliance with Board mandated policies, internal procedures and applicable laws and regulations. This committee works with the internal audit department and external auditors and supervises the internal audit function directly, reviews and approves the hiring of audit personnel and evaluates the performance of the internal audit function and the external auditors. This committee also has the duty to make, or cause to be made, a suitable examination and audit of the financial affairs of the Bank at least annually, and to report thereon to the Board of Directors. The members of the Bank's Audit Committee currently are Messrs. Freeman, Goller and Riley. The Bank's Audit Committee met six times during 1996.

               EXECUTIVE OFFICERS AND COMPENSATION

EXECUTIVE OFFICERS

     Executive officers are appointed by the respective boards of directors of Bancshares and the Bank and serve at the discretion of the board. The following table sets forth certain information with respect to all executive officers of Bancshares and the Bank.

                            Position            Position
                              with                with
Name                 Age   the Bank             Bancshares

Donald L. Campbell   70     Chairman of         President,
                            the Board           Chairman of
                            and Director        the Board
                                                and Director-
                                                Class III

David T. Turner      40     President and       Senior Vice
                            Director            President and
                                                Director-Class
                                                III

Charles G.
 Dudenhoeffer, Jr.   57     Senior Vice         Senior Vice
                            President,          President and
                            Trust Officer       Director-Class I
                            and Director

James R. Loyd        65     Director            Director-Class
                                                II

Carl A.
 Brandenburg, Sr.    50     Senior Vice         Treasurer and
                            President and       Chief Financial
                            Chief Financial     Officer
                            Officer

Lamont C. Grubbs     39     Senior Vice         Secretary
                            President
                            and Cashier

     The business experience of the executive officers of the Bank and Bancshares (with the exception of those executive officers previously described under the caption "Election of Directors--Nominees and Directors Continuing in Office") during the last five years is as follows:

     Carl A. Brandenburg, Sr. has served as Senior Vice President and Chief Financial Officer of the Bank since 1988, and as Treasurer and Chief Financial Officer of Bancshares since 1993.

     Lamont C. Grubbs has served as Senior Vice President and
Cashier of the Bank since January 1996.  Prior to that time, Mr.
Grubbs served as Vice President -- Operations of First National
Bank, Holdrege, Nebraska from December 1986 until January 1996. He has served as Secretary of Bancshares since February 1996.

EXECUTIVE COMPENSATION

     The Company does not pay compensation to its officers. The following table sets forth for the years ended December 31, 1996, 1995 and 1994, respectively, the compensation paid or accrued by the Bank to the chief executive officer of the Company and the Bank, the only employee whose remuneration for 1996 was in excess of $100,000 for services to the Company and the Bank in all capacities:

                    SUMMARY COMPENSATION TABLE

                                           Other
    NAME AND                               ANNUAL     ALL OTHER
PRINCIPAL POSITION    YEAR    SALARY       COMPENSA-  COMPENSA-
                                           TION /1/    TION /2/

Donald L. Campbell    1996    $119,004     $7,000      $19,775
 Chairman of the      1995    $113,448     $6,500      $19,364
 Board and Director*  1994    $111,048     $6,500      $16,981

______________
* Mr. Campbell served as President of the Bank until his resignation from that position effective December 31, 1996.

/1/ Includes director fee payments from the Bank to Mr. Campbell in the amounts of $7,000, $6,500 and $6,500 for the years ended December 31, 1996, 1995 and 1994, respectively. Excludes perquisites and other benefits, unless the aggregate amount of such compensation is equal to the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

/2/ All Other Compensation includes the Bank's contributions to the profit-sharing plan and trust which were allocated to Mr. Campbell's account in the amounts of $19,775, $19,364 and $16,981 for the years ended December 31, 1996, 1995 and 1994, respectively.

PROFIT-SHARING TRUST

     The Bank established a profit-sharing plan and trust in 1951, which has been amended and restated from time to time, and was most recently amended and restated on December 21, 1994. All employees who have completed one year of service are eligible to participate. The Bank makes all contributions except for voluntary contributions by participants who are not highly compensated employees. The Bank is required to make an annual contribution to the trust in an amount equal to 6% of its income before provision for Federal and state income taxes and before provision for contributions to the profit-sharing plan and retirement plan, limited, however, to the maximum amount deductible for Federal income tax purposes. The Bank's contribution to the trust for any given year is allocated to the accounts of the participants in direct proportion to the compensation of the participants for such year. The trust can invest up to 60% of the value of its assets in the Company's stock, and such common stock held by the trust is allocated to the accounts of the participants. The interest of a participant in Bank contributions does not vest prior to the completion of five years of service. After five years of service a participant becomes fully vested in the value of his employer contribution account. A participant whose employment with the Bank terminates because of his normal retirement, death, or permanent disability is also fully vested. Payments are made to participants upon termination of service. If cash is distributed, any shares of the Company's stock previously allocated to the terminating participant's account would be reallocated among the remaining participants' accounts. A participant may withdraw his own contributions, but a participant may not borrow from the trust.
Each participant may direct the trustee with respect to the voting of shares of the Company's stock allocated to his account on such matters upon which shareholders are entitled to vote.
The Bank serves as trustee of the trust, and the trust is administered by a retirement committee which is appointed by the Board of Directors of the Bank. As of December 31, 1996, the trust held assets with an aggregate book value of $10,416,231.

     As of March 17, 1997, the trust held 59,501 shares (or 8.3%) of the Company's stock.

PENSION PLAN

     Concurrently with the creation of the profit-sharing plan and trust in 1951, the Bank established a retirement plan for its employees, which has been amended and restated from time to time, and was most recently amended on October 18, 1995. Under the plan, all full-time employees become participants on the earlier of the first of May or the first of November coincident with or immediately following the later to occur of (i) the completion of one year of service or (ii) the attainment of the age of 21, and continue to participate so long as they continue to be full-time employees, until their retirement, death or termination of employment prior to normal retirement date. The plan has a five-year vesting schedule under which a participant becomes fully vested in his accrued benefit after completing five years of service. This plan provides for the payment of retirement and death benefits that are funded by investments which, at December 31, 1996, had an aggregate book value of $3,017,560.

     The normal retirement benefits provided under the plan for an employee with at least 25 years of continuous service are based upon 45% of his average compensation over a ten-year period, less 50% of his social security benefit. Compensation covered by the plan includes wages, salaries and overtime pay but excludes directors' fees, commissions, bonuses, expense allowances, and other extraordinary compensation. Amounts reported in the compensation table include salaries, directors' fees, commissions and bonuses. For employees with less than 25 years of continuous service, retirement benefits are reduced proportionally. Provision is made for early or late retirement and optional payment provisions are available.

     The table below illustrates the projected amount of annual retirement income, based on a straight line annuity, available under the plan for a person retiring at 65 years of age at various levels of average annual compensation and years of service classifications, with an assumed annual social security benefit of $10,000.

Average Ten-
Year Annual     10 Years   15 Years   20 Years   25 Years
Compensation    Service    Service    Service    Service

$   50,000      $ 7,000    $10,000    $14,000    $17,500
   100,000       16,000     24,000     32,000     40,000
   150,000       25,000     37,500     50,000     62,500
   200,000       34,000     51,000     68,000     85,000

     The amounts shown above reflect benefits payable in the normal payment form. For a married participant, payment is by monthly benefit to the participant during his or her lifetime, and 50% of that amount is paid to the spouse monthly during the spouse's life after the participant's death. For an unmarried participant, payment is by a lifetime monthly benefit, with payments guaranteed for the first 120 months.

     Mr. Campbell has 45 years of continuous service under the plan.

                    OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information as of March 17, 1997 regarding the beneficial ownership of the Company's common stock by each person known to the Board of Directors to own beneficially 5% or more of the Company's common stock, by each director of the Company, by each executive officer named in the Summary Compensation Table under "Executive Officers and Compensation--Executive Compensation" and by all directors and officers of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more shareholders, as the case may be.


                                           Amount and
                                           Nature of        Percentage of
                                           Beneficial          Shares
     Name                                  Ownership/1/     Outstanding/1/


Exchange National Bank of
  Jefferson City Profit-Sharing
  Trust/Exchange National
  Bank of Jefferson City,
  Trustee /2//3/                            59,501.00            8.3%
Donald L. Campbell /2//4/                   39,057.22            5.4
David T. Turner /5/                          3,514.86            *
Charles G. Dudenhoeffer, Jr. /6/             8,617.09            1.2
Philip D. Freeman /7/                        1,298.00            *
David R. Goller /8/                         10,099.00            1.4
James R. Loyd /9/                           19,966.00            2.8
Kevin L. Riley                                 240.00            *
All directors & executive
  officers as a group
  (9 persons) /10/                          84,296.93           11.7
_________________
  *  Less than one percent

/1/ Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 718,511 shares of common stock outstanding.

/2/  The address for The Exchange National Bank of Jefferson City
     Profit-Sharing Trust/The Exchange National Bank of Jefferson
     City, Trustee and for Mr. Campbell is 132 East High Street,
     Jefferson City, Missouri 65101.

/3/ Participants in The Exchange National Bank of Jefferson City Profit-Sharing Trust have the right to vote shares which have been allocated to such participants in the Profit-Sharing Trust. Accordingly, the Profit-Sharing Trust/the Bank, Trustee has investment power but not voting power as to the shares shown as owned by it.

/4/ Includes 300 shares held by Mr. Campbell's spouse, 1,650 shares held by Mr. Campbell jointly with his spouse and 9,217.22 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust for his benefit. Mr. Campbell and his spouse share voting and investment power with respect to 1,950 shares, and Mr. Campbell has the right to vote, but has no investment power, with respect to the 9,217.22 shares held in the Profit-Sharing Trust.

/5/ Includes 2,264.86 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust for his benefit. Mr. Turner has the right to vote, but has no investment power, with respect to the 2,264.86 shares held in the Profit-Sharing Trust.

/6/ Includes 3,100 shares held jointly by Mr. Dudenhoeffer and his spouse and 5,517.09 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust for his benefit. Mr. Dudenhoeffer and his spouse share voting and investment power with respect to 3,100 shares, and Mr. Dudenhoeffer has the right to vote, but has no investment power, with respect to the 5,517.09 shares held in the Profit-Sharing Trust.

/7/ These shares are held of record by a revocable living trust, of which Mr. Freeman is a trustee, for the benefit of Mr.
     Freeman and his wife.

/8/ Includes 1,200 shares held of record by the law firm of Goller, Gardner & Feather, a professional corporation, which is an associate of David R. Goller. Also includes 2,520 shares held of record by the Goller, Gardner & Feather, P.C. Profit Sharing Trust, of which Mr. Goller is trustee, and 2,599 shares held of record by a trust for which he acts as sole trustee.

/9/ Includes 11,650 shares held jointly by Mr. Loyd and his spouse. Mr. Loyd and his spouse share voting and investment power with respect to 11,650 shares.

/10/ Includes 18,023.93 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust and allocated to participant accounts which the participant has the right to vote but not investment power.

            TRANSACTIONS WITH DIRECTORS AND OFFICERS

     The officers and directors of the Company and the Bank, some of their family members and the companies with which some of the directors are associated, were customers of, and had banking transactions with, the Bank in the ordinary course of the Bank's business during 1995 and 1996. During each of these years the Bank continued its policy of making loans and loan commitments in the ordinary course of business to its employees, officers and directors, and their affiliates, only on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons. In the opinion of the Board of Directors of the Bank, none of its transactions with such persons involved more than a normal risk of collectability or other unfavorable features.

     David R. Goller, a director of the Company and the Bank, is a member of the firm Goller, Gardner & Feather, P.C., which the Bank has retained and expects in the future to retain as its general counsel. During 1996, the Bank paid legal fees to Goller, Gardner & Feather, P.C. in the amount of $28,176.

                              ITEM 2

        RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected the independent certified public accounting firm of KPMG Peat Marwick LLP as the Company's independent auditors to audit the books, records and accounts of the Company for the year ending December 31, 1997. Shareholders will have an opportunity to vote at the Annual
Meeting on whether to ratify the Board's decision in this regard.

     KPMG Peat Marwick LLP has served as the Company's independent auditors since the Company commenced business operations in 1993, and as the Bank's independent auditors since 1991. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     Submission of the selection of the independent auditors to the shareholders for ratification will not limit the authority of the Board of Directors to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated. Shareholder ratification of the Board of Directors' selection of KPMG Peat Marwick LLP as the Company's independent auditors is not required by any statute or regulation or by the Company's Bylaws. Nevertheless, if the shareholders do not ratify the selection of KPMG Peat Marwick LLP at the Annual Meeting, the selection of independent auditors for the current year will be reconsidered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL
OF THE SELECTION OF KPMG PEAT MARWICK LLP.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in such securities and other equity securities of the Company. In addition, under Section 16(a), a director, executive officer or 10% stockholder who is a trustee and has a pecuniary interest (such interest includes situations where a member of the trustee's immediate family is a beneficiary of the trust) in any holding or transaction in the Company's securities held by the trust, must report the holding or transaction on the trustee's individual report. Securities and Exchange Commission regulations require directors, executive officers, greater than 10% shareholders and reporting trusts to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to its directors, executive officers, greater than 10% shareholders and reporting trusts were complied with.

                  OTHER BUSINESS OF THE MEETING

     The Board of Directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this Proxy Statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment.

                          ANNUAL REPORT

     The Company's Annual Report to Shareholders, containing financial statements for the year ended December 31, 1996, is being mailed with this Proxy Statement to all shareholders entitled to vote at the Annual Meeting. Such Annual Report is not to be regarded as proxy solicitation material.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE
YEAR ENDED DECEMBER 31, 1996 (THE "FORM 10-KSB"), EXCLUDING
EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF APRIL 18, 1997, UPON WRITTEN REQUEST TO DONALD L.
CAMPBELL, EXCHANGE NATIONAL BANCSHARES, INC., 132 EAST HIGH
STREET, JEFFERSON CITY, MISSOURI 65101. The Company will provide a copy of any exhibit to the Form 10-KSB to any such person upon written request and the payment of the Company's reasonable expenses in furnishing such exhibits.

          SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     It is presently anticipated that the 1998 Annual Meeting of Shareholders will be held on June 10, 1998. Shareholder proposals intended for inclusion in the proxy statement for the 1998 Annual Meeting of Shareholders must be received at the Company's principal executive offices, located at 132 East High Street, Jefferson City, Missouri 65101, by registered or certified mail, within a reasonable time before the solicitation with respect to the meeting is made, but in no event later than December 31, 1997. Such proposals must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the attention of the President of the Company.

                         By Order of the Board of Directors


                         Donald L. Campbell
                         Chairman of the Board
                             and President

April 30, 1997
Jefferson City, Missouri